Acquisition of PEG Partners, LLC	12 Months Ended
Dec. 31, 2018
PEG Partners LLC [Member]
Acquisition of PEG Partners, LLC

(4) Acquisition of PEG Partners, LLC

On February 28, 2017 (the “acquisition date”), JCH, the Company’s majority member, acquired a non-voting interest in PEG with an option to convert the non-voting interest into a 80% controlling interest in PEG for consideration transferred of one hundred dollars and assumption of debt totaling $12.5 million. On March 1, 2018, JCH assigned its membership interest in PEG to the Company. The Company accounted for the acquisition of PEG as a combination of entities under common control and consolidated all assets and liabilities assumed at historical costs as of the acquisition date. Accordingly, the consolidated financial statements for periods prior to March 1, 2018, were retrospectively recast to reflect the PEG acquisition as if it had occurred on February 28, 2017, the date JCH obtained control of PEG. PEG provides mobile and stationary LNG supply solutions to industrial, utility, pipeline, high-horsepower and other remote customers, through its wholly-owned subsidiary Prometheus. The Company believes that the combination of Stabilis and Prometheus creates one of the leading full-service LNG production and distribution companies in North America.

The Company recorded a bargain purchase gain of $13.1 million related to the acquisition of PEG, which represents the difference between the fair value of the net assets acquired over the cash paid. The prior controlling interest holder in PEG was a foreign private equity fund in the final stages of liquidating its investments in the United States oil and gas markets, resulting in a bargain purchase gain.

The following table summarizes the estimated fair values of the assets acquired, liabilities assumed and non-controlling interests at the acquisition date (in thousands):

Cash	$969
Accounts receivable	1,584
Other current assets	500
Property, plant and equipment	24,122
Liabilities assumed	(12,454)
Non-controlling interest	(1,595)

Net assets acquired	13,126
Consideration transferred	—

Bargain purchase gain	$13,126

The fair value and gross amount of accounts receivable acquired was $1.6 million and the Company expects to collect the entire amount.

The Company obtained an 80% controlling interest in PEG at the acquisition date and certain members of PEG’s management group own a 20% non-controlling interest. In accordance with ASC 810, Consolidation, the non-controlling interest in PEG is presented in the accompanying consolidated balance sheets within total equity and separately identified from members’ equity attributable to the Company. In addition, the non-controlling interest holder’s share of net income (loss) is separately identified in the accompanying consolidated statements of operations to derive net income (loss) attributable to the Company.

In connection with the acquisition, a third-party appraisal was obtained to determine the appropriate fair value of the assets acquired and liabilities assumed. The fair value of the non-controlling interest was determined based on 20% of the appraised value discounted by 20% for lack of marketability and 20% for lack of control resulting in a combined effective discount of 36%.

During the years ended December 31, 2018 and 2017, the accompanying consolidated statements of operations includes revenues and net income from PEG as follows (in thousands):

	2018	2017
Revenue	$24,028	$12,411
Net loss	(209)	(3,582)
Net loss attributable to non-controlling interests	(42)	(716)

Net loss attributable to Stabilis Energy, LLC	$(168)	$(2,866)